Morgan Stanley Balanced Income Fund
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002

Security  Date of   Price    Shares  % of   Total          Purcha  Broker
          Purchase  Of       Purcha  Assets Issued         sed
                    Shares   sed                           By
                                                           Fund

Cox       09/17/02   $99.26  150,00  0.14%   $992,630,000  0.015%  Banc of
Communica                         0                                America
tions                                                              Secs;
                                                                   Banc
                                                                   One
                                                                   Capital
                                                                   Mkts;
                                                                   BNY
                                                                   Capital
                                                                   Mkts;
                                                                   Fleet
                                                                   Secs;
                                                                   Lehman
                                                                   Bros;
                                                                   Merrill
                                                                   Lynch;
                                                                   SunTrus
                                                                   t
                                                                   Robinso
                                                                   n
                                                                   Humphre
                                                                   y;
                                                                   Wachovi
                                                                   a Secs

Inco 7.25 09/18/02   $99.55  125,00  0.12%   $400,000,000  0.031%  Merrill
9/15/2032                         0                                Lynch;
                                                                   Salomon
                                                                   Smith
                                                                   Barney;
                                                                   Credit
                                                                   Suisse
                                                                   First
                                                                   Boston

Safeway   08/07/02   $99.88  230,00  0.23%   $800,000,000  0.029%  Merrill
                                  0                                Lynch;
                                                                   Salomon
                                                                   Smith
                                                                   Barney;
                                                                   Godlman
                                                                   Sachs;
                                                                   Credit
                                                                   Suisse
                                                                   First
                                                                   Boston;
                                                                   JPMorga
                                                                   n;
                                                                   McDonal
                                                                   d
                                                                   Investm
                                                                   ents;
                                                                   Muriel
                                                                   Siebert
                                                                   & Co.;
                                                                   U.S.
                                                                   Bancorp
                                                                   Piper
                                                                   Jaffray
                                                                   ; Wells
                                                                   Fargo
                                                                   Brokera
                                                                   ge Svcs

Int'l     10/24/02   $99.84  75,000  0.08%   $1,000,000,0  0.008%  JPMorga
Paper                                                  00          n;
5.85%                                                              Deutsch
10/30/12                                                           e Bank
                                                                   Secs;
                                                                   Merrill
                                                                   Lynch;
                                                                   Salomon
                                                                   Smith
                                                                   Barney;
                                                                   Banc of
                                                                   America
                                                                   Secs;
                                                                   BNP
                                                                   Paribas
                                                                   ;
                                                                   Commerz
                                                                   bank
                                                                   Secs;
                                                                   Credit
                                                                   Suisse
                                                                   First
                                                                   Boston;
                                                                   Tokyo-
                                                                   Mitsubi
                                                                   shi
                                                                   Int'l;
                                                                   UBS
                                                                   Warburg